Exhibit 10.1

EXECUTION VERSION

JOINDER AGREEMENT

JOINDER AGREEMENT, dated as of the date set forth in Item 1 of Schedule I hereto, among the financial institution identified in Item 2 of Schedule I hereto, Core Income Funding II LLC, as the borrower (the “Borrower”) and Deutsche Bank AG, New York Branch, as the facility agent (the “Facility Agent”).

W I T N E S S E T H:

WHEREAS, this Joinder Agreement is being executed and delivered under Section 15.2 of the Loan Financing and Servicing Agreement, dated as of October 5, 2021 (together with all amendments, if any, from time to time made thereto, the “Loan Financing Agreement”), among Core Income Funding II LLC, as Borrower (the “Borrower”), Owl Rock Core Income Corp., as Equityholder and as Services Provider, State Street Bank and Trust, as Collateral Agent, and Alter Domus (US) LLC, as Collateral Custodian, the Agents and Lenders from time to time parties thereto, and Deutsche Bank AG, New York Branch, as Facility Agent. Capitalized terms used but not defined herein shall have the meanings provided in the Loan Financing Agreement; and

WHEREAS, the party set forth in Item 2 of Schedule I hereto (the “Proposed Lender”) wishes to become a Lender party to the Loan Financing Agreement;

NOW, THEREFORE, the parties hereto hereby agree as follows:

(a) Upon receipt by the Facility Agent of an executed counterpart of this Joinder Agreement, to which is attached a fully completed Schedule I and Schedule II, each of which has been executed by the Proposed Lender, the Borrower and the Facility Agent, the Facility Agent will transmit to the Proposed Lender and the Borrower a Joinder Effective Notice, substantially in the form of Schedule III to this Joinder Agreement (a “Joinder Effective Notice”). Such Joinder Effective Notice shall be executed by the Facility Agent and shall set forth, inter alia, the date on which the joinder effected by this Joinder Agreement shall become effective (the “Joinder Effective Date”). From and after the Joinder Effective Date, the Proposed Lender shall be a Lender party to the Loan Financing Agreement for all purposes thereof.

(b) Each of the parties to this Joinder Agreement agrees and acknowledges that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Joinder Agreement.

(c) By executing and delivering this Joinder Agreement, the Proposed Lender confirms to and agrees with the Facility Agent and the other Lender(s) as follows: (i) none of the Facility Agent and the other Lender(s) makes any representation or warranty or assumes any responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Financing Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Financing Agreement or any other instrument or document furnished pursuant thereto, or the Collateral or the financial condition of the Services Provider or the Borrower, or the performance or observance by the Services Provider or the Borrower of any of their respective obligations under the Loan Financing Agreement, any other Transaction Document or any other instrument or document furnished pursuant thereto; (ii) the Proposed Lender confirms that it has received a copy of such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Joinder Agreement; (iii) the Proposed Lender will, independently and without reliance upon the Facility Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Financing Agreement; (iv) the Proposed Lender appoints and authorizes the Facility Agent, the Collateral Custodian and the Collateral Agent, as applicable, to take such action as agent on its behalf and to exercise such powers under the Loan Financing Agreement as are delegated to the Facility Agent, the Collateral Custodian and Collateral Agent, as applicable, by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with the Loan Financing Agreement; and (v) the Proposed Lender agrees (for the benefit of the parties hereto and the other Lender(s)) that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Financing Agreement are required to be performed by it as a Lender.

(d) Schedule II hereto sets forth administrative information with respect to the Proposed Lender.

(e) This Joinder Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Joinder Agreement to be executed by their respective duly authorized officers on Schedule I hereto as of the date set forth in Item 1 of Schedule I hereto.

SCHEDULE I TO

JOINDER AGREEMENT

COMPLETION OF INFORMATION AND

SIGNATURES FOR JOINDER AGREEMENT

Re:

Loan Financing and Servicing Agreement, dated as of October 5, 2021 by and among Core Income Funding II LLC, as Borrower, Owl Rock Core Income Corp., as Equityholder and as Services Provider, State Street Bank and Trust, as Collateral Agent, and Alter Domus (US) LLC, as Collateral Custodian, the Agents and Lenders from time to time parties thereto, and Deutsche Bank AG, New York Branch, as Facility Agent.

Item 1: Date of Joinder Agreement:	July 11, 2022

Item 2: Proposed Lender:	Webster Bank, N.A.

Item 3: Commitment:	$40,000,000

Item 4: Signatures of Parties to Agreement:

[SIGNATURE PAGES FOLLOW]

WEBSTER BANK, N.A., as Proposed Lender

By:	/s/ Andrew Shuster
Name: Andrew Shuster
Title: Managing Director

(signatures continue on the next page)

CORE INCOME FUNDING II LLC, as the Borrower

By:	/s/ Bryan Cole
Name: Bryan Cole
Title: Authorized Signatory

(signatures continue on the next page)

DEUTSCHE BANK AG, NEW YORK BRANCH, as Facility Agent

By:	/s/ Amit Patel
Name: Amit Patel
Title: Managing Director

By:	/s/ Ho Min Kwak
Name: Ho Min Kwak
Title: Vice President

SCHEDULE II TO

JOINDER AGREEMENT

ADDRESS FOR NOTICES

AND

WIRE INSTRUCTIONS

Address for Notices:

360 Hamilton Ave., 7th Floor,

White Plains, NY 10601

Attention: Andrew Shuster, Managing Director

Telephone No.: 212-757-8065

Email: ashuster@websterbank.com

Wire Instructions:

Name of Bank: Webster Bank, N.A,

ABA No.: 221970443

Account Name: Webster Bank

A/C No.: 6700100798

Attention: Loan Servicing

Reference: Loan Name: Core Income Funding II LLC

SCHEDULE III TO

JOINDER AGREEMENT

FORM OF

JOINDER EFFECTIVE NOTICE

To:

CORE INCOME FUNDING II LLC,

c/o Owl Rock Capital Partners

399 Park Avenue, Floor 38

New York, NY 10022

Attention: Bryan Cole

STATE STREET BANK AND TRUST COMPANY,

1776 Heritage Drive – Mail Stop: JAB0250

North Quincy, MA 02171

Attention: Scott Berry, VP, Structured Trust & Analytics

WEBSTER BANK, N.A. (F/K/A STERLING NATIONAL BANK)

360 Hamilton Ave., 7th Floor,

White Plains, NY 10601

Attention: Andrew Shuster, Managing Director

Telephone No.: 212-757-8065

Email: ashuster@websterbank.com

The undersigned, as Facility Agent under the Loan Financing and Servicing Agreement, dated as of October 5, 2021 (together with all amendments, if any, from time to time made thereto, the “Loan Financing Agreement”), among Core Income Funding II LLC, as Borrower (the “Borrower”), Owl Rock Core Income Corp., as Equityholder and as Services Provider, State Street Bank and Trust, as Collateral Agent, and Alter Domus (US) LLC, as Collateral Custodian, the Agents and Lenders from time to time parties thereto, and Deutsche Bank AG, New York Branch, as Facility Agent, acknowledges receipt of an executed counterpart of a completed Joinder Agreement. [Note: attach copies of Schedules I and II from such Joinder Agreement.] Terms defined in such Joinder Agreement are used herein as therein defined.

Pursuant to such Joinder Agreement, you are advised that the Joinder Effective Date for Webster Bank, N.A. (f/k/a Sterling National Bank) will be July 11, 2022 with a Commitment of $40,000,000 and, from the Joinder Effective Date, such Proposed Lender will be a Lender.

Very truly yours,

DEUTSCHE BANK AG, NEW YORK BRANCH, as Facility Agent

By:	/s/ Amit Patel
Name: Amit Patel
Title: Managing Director

By:	/s/ Ho Min Kwak
Name: Ho Min Kwak
Title: Vice President